Inventory (Details) - Schedule of Inventory Consists - USD ($)	Sep. 30, 2023	Dec. 31, 2022	Dec. 31, 2021
Schedule Of Inventory Consists Abstract
Raw Material (API)	$ 350,362	$ 397,487	$ 538,320
Packaging	73,391	97,486	88,468
Finished Goods	108,208	183,943	37,514
Clinical Trial Supplies	149,812	63,062	63,062
Total Inventory	681,773	741,978	727,364
Reserve for Expiring Inventory	(83,454)	(223,400)	(38,322)
Inventory, net	$ 598,319	$ 518,578	$ 689,042